EXHIBIT 32

CERTIFICATIONS OF

CHIEF EXECUTIVE OFFICER AND CHIEF FINANCIAL OFFICER

PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

I, Kevin Hell, Chief Executive Officer of DivX, Inc. (the “Company”), certify, pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, 18 U.S.C. Section 1350, that to my knowledge:

1. The Quarterly Report on Form 10-Q of the Company for the period ended September 30, 2007 (the “Report”) fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and

2. The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company for the period covered by the Report.

Date: November 14, 2007

By:	/s/ Kevin Hell
Kevin Hell
Chief Executive Officer

I, Dan L. Halvorson, Executive Vice President and Chief Financial Officer of DivX, Inc. (the “Company”), certify, pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, 18 U.S.C. Section 1350, that to my knowledge:

1. The Quarterly Report on Form 10-Q of the Company for the period ended September 30, 2007 (the “Report”) fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

2. The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company for the period covered by the Report.

Date: November 14, 2007

By:	/s/ Dan L. Halvorson
Dan L. Halvorson
Executive Vice President and Chief Financial Officer

A signed original of these certifications has been provided to DivX, Inc. and will be retained by DivX, Inc. and furnished to the Securities and Exchange Commission or its staff upon request.

These certifications are being furnished solely to accompany this quarterly report pursuant to 18 U.S.C. Section 1350, and shall not be deemed filed for purposes of Section 18 of the Securities Exchange Act of 1934 and are not to be incorporated by reference into any filing of DivX, Inc., whether made before or after the date hereof, regardless of any general incorporation language in such filing.